ACQUISITIONS AND DISPOSITIONS	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
ACQUISITIONS AND DISPOSITIONS
ACQUISITIONS AND DISPOSITIONS
Energy
Ontario Solar
In 2011, TCPL agreed to purchase nine Ontario solar facilities with a combined capacity of 86 MW from Canadian Solar Solutions Inc. for approximately $500 million. Under the terms of the agreement, TCPL will purchase each facility once construction and acceptance testing have been completed and operations have begun under 20-year PPAs with the Ontario Power Authority as part of the Feed-in Tariff program in Ontario.
In 2013, TCPL acquired the first four of these solar power facilities for $216 million. TCPL measured the assets and liabilities acquired at fair value with substantially all of the purchase price allocated to Plant, Property and Equipment and no Goodwill was recorded.
TCPL anticipates the remaining facilities will come into service and be acquired in 2014.
CrossAlta
In December 2012, TCPL purchased BP's 40 per cent interest in the assets of the Crossfield Gas Storage facility and BP's interest in CrossAlta Gas Storage & Services Ltd. (collectively CrossAlta) for $214 million in cash, net of cash acquired, resulting in the Company owning and operating 100 per cent of these operations.
The Company measured the assets and liabilities acquired at fair value and the transaction resulted in no Goodwill. Upon acquisition, TCPL began consolidating CrossAlta. Prior to the acquisition, TCPL applied equity accounting to its 60 per cent ownership interest in CrossAlta.
Natural Gas Pipelines
TC PipeLines, LP
In July 2013, TCPL completed the sale of a 45 per cent interest in each of GTN LLC and Bison LLC to TC PipeLines, LP for an aggregate purchase price of US$1.05 billion, which included US$146 million of long-term debt for 45 per cent of GTN LLC debt outstanding, plus normal closing adjustments. GTN LLC and Bison LLC own the GTN and Bison natural gas pipelines, respectively.
In May 2013, TC PipeLines, LP completed a public offering of 8,855,000 common units at a price of US$43.85 per unit, resulting in gross proceeds of approximately US$388 million and net proceeds of US$373 million after unit issuance costs. TCPL contributed approximately US$8 million to maintain its two per cent general partnership interest and did not purchase any other units. Upon completion of this offering, TCPL’s ownership interest in TC PipeLines, LP decreased from 33.3 per cent to 28.9 per cent and an after-tax dilution gain of $29 million ($47 million pre-tax) was recorded in Additional Paid-In Capital.
In May 2011, TCPL completed the sale of a 25 per cent interest in each of GTN LLC and Bison LLC to TC PipeLines, LP for an aggregate purchase price of US$605 million which included US$81 million of long-term debt, or 25 per cent of GTN LLC's outstanding debt, plus normal closing adjustments.
In May 2011, TC PipeLines, LP completed a public offering of 7,245,000 common units at a price of US$47.58 per unit, resulting in gross proceeds of approximately US$345 million and net proceeds of US$331 million after unit issuance costs. TCPL contributed approximately US$7 million to maintain its two per cent general partnership interest and did not purchase any other units. As a result of the common units offering, TCPL's ownership in TC PipeLines, LP decreased from 38.2 per cent to 33.3 per cent and an after-tax dilution gain of $30 million ($50 million pre-tax) was recorded in Additional Paid-In Capital.